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                                                                   Exhibit 10.56

                         AMENDMENT TO SERVICE AGREEMENT

         THIS AMENDMENT ("Amendment") is entered into this 30 day of August, 1996, by and between TRANSCONTINENTAL GAS PIPE LINE CORPORATION, a Delaware corporation, hereinafter referred to as "Seller", first party, and PIEDMONT NATURAL GAS COMPANY, INC., a New York corporation, hereinafter referred to as "Buyer", second party.

                                   WITNESSETH:

         WHEREAS, Seller and Buyer entered into that certain Service Agreement, dated January 1, 1971 under Seller's Rate Schedule LG-A ("Service Agreement") pursuant to which Seller provides liquefied natural gas storage service for Buyer up to a total volume of 72,770 Mcf of natural gas which is Buyer's Liquefaction Capacity Volume; and

         WHEREAS, Seller and Buyer now desire to renew and extend the primary term of the Service Agreement.

         NOW THEREFORE, Seller and Buyer hereby agree to renew and amend the Service Agreement as follows:

1. Article IV of the Service agreement is hereby deleted in its entirety and replaced by the following:

                                   "ARTICLE IV
                                TERM OF AGREEMENT

         This agreement shall be effective as of November 1, 1971 and shall remain in force and effect until 8:00 a.m. Eastern Standard Time October 31, 2001, and thereafter until terminated by Seller or Buyer upon at least one hundred eighty (180) days prior written notice."

2. As herein amended, the Service Agreement is hereby renewed in full force and effect pursuant to the terms thereof.

3.       This Amendment shall be effective as of the date first above written.


         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed by their respective officers or representatives thereunto duly authorized.

TRANSCONTINENTAL GAS PIPE LINE               PIEDMONT NATURAL GAS COMPANY,
CORPORATION ("Seller")                       INC. ("Buyer")

By /s/ Frank J. Ferazzi                      By /s/ Thomas E. Skains
   --------------------                         --------------------
Frank J. Ferazzi                             Title Senior Vice President
Vice President                                     ---------------------
Customer Service